UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2006

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7902 Westpark Drive McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          In a press release dated December 11, 2006, Sunrise Senior Living, Inc. (the “Company”) announced that its board of directors had appointed a special independent committee to review recent insider sales of Sunrise stock and the Company’s historical practices related to stock option grants.  The Company also announced that the review by the special committee will be conducted in parallel with the Company’s ongoing efforts to complete the previously announced restatement of its financial statements.  In view of these ongoing efforts and the special committee review, the Company further stated that it anticipated that its restated 2005 Form 10-K will be delayed beyond year-end, but still expected to be current in all of its filings with the SEC by March 1, 2007.

          A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

          (d)     Exhibits.     The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Sunrise Senior Living, Inc. press release dated December 11, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.
(Registrant)

Date: December 14, 2006	By:	/s/ Bradley B. Rush

Bradley B. Rush
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit Name	Page No.

99.1	Sunrise Press Release dated December 11, 2006